Exhibit 99.1

      Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Report of GIAC Funds, Inc. (the "Company") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas G. Sorell, President of the Company, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2003

                                       /s/ Thomas G. Sorell
                                       ----------------------------
                                       Thomas G. Sorell,
                                       President of
                                       GIAC Funds, Inc.

Exhibit 99.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of GIAC Funds, Inc. (the "Company") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank L. Pepe, Vice President and Treasurer of the Company, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2003

                                       /s/ Frank L. Pepe
                                       -------------------------------
                                       Frank L. Pepe,
                                       Vice President and Treasurer of
                                       GIAC Funds, Inc.